UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report September 12, 2013

Commission File Number  000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers;  Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2013, Lee A. McIntire (age 64), Chief Executive Officer and Chairman of the Board of CH2M HILL Companies, Ltd., announced his intention to step down from his position as Chief Executive Officer of CH2M HILL, effective January 1, 2014.  He will continue as Chairman of the Board of Directors of CH2M HILL.

Concurrent with Mr. McIntire’s announcement on September 12, 2013, the Board of Directors of CH2M HILL appointed Jacqueline C. Hinman to succeed Mr. McIntire as the Chief Executive Officer of CH2M HILL, effective January 1, 2014.

Ms. Hinman, age 52, currently serves as Senior Vice President of CH2M HILL and President of the International Division of CH2M HILL.  She previously served as the President of the Facilities and Infrastructure Division from 2009 to 2011. She served as Vice President, Major Programs Group and Executive Director for Mergers and Acquisitions between 2009 and 2010.  Between 2007 and 2009, Ms. Hinman led CH2M HILL’s Center for Project Excellence.  She first joined CH2M HILL in 1988 in CH2M HILL’s environmental business.  Ms. Hinman has been a member of the Board of Directors of CH2M HILL since 2008.  There is no family relationship between Ms. Hinman and any director or executive officer of CH2M HILL.  The Board has not yet determined Ms. Hinman’s compensation in connection with her appointment as Chief Executive Officer.

A copy of CH2M HILL’s press release relating to Ms. Hinman’s appointment as Chief Executive Officer and Mr. McIntire’s decision to step down as Chief Executive Officer is being furnished as Exhibit 99.1 to this Form 8-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2013, the Board of Directors of CH2M HILL Companies, Ltd. approved an amendment to CH2M HILL’s Bylaws.  As a result of the amendment, the quorum requirement for meetings of Committees of the CH2M HILL Board of Directors was changed from one-third to a majority of the members of the Committee.  The amendment to the Bylaws also provides that the limitation on ownership of CH2M HILL stock by any one person was changed to the greater of (i) one percent of the outstanding shares, or (ii) 350,000 shares of CH2M HILL stock.  The prior ownership limitation established in 2009 was one percent of the outstanding shares of CH2M HILL stock and prior to 2009, the ownership limitation was 350,000 shares.  The Amended and Restated Bylaws of CH2M HILL are attached as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description of Exhibit
Exhibit 3.1	Amended and Restated Bylaws of CH2M HILL Companies, Ltd.
Exhibit 99.1	Press Release issued by CH2M HILL Companies, Ltd. on September 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: September 17, 2013	By:	/s/ Michael A. Lucki
Michael A. Lucki

Its: Senior Vice President and Chief Financial Officer